MFS SERIES TRUST I


                           CERTIFICATION OF AMENDMENT
                             TO DECLARATION OF TRUST


                             REDESIGNATION OF SERIES


      Pursuant  to Sections 6.11 and 9.3 of the Amended and Restated Declaration

of Trust dated December  16, 2004, as amended (the "Declaration"), of MFS Series

Trust I (the "Trust"), the  Trustees of the Trust hereby redesignate an existing series of Shares (as defined in the Declaration) as follows:



      The series designated as  MFS  Low  Volatility  U.S.  Equity Fund shall be redesignated as MFS Low Volatility Equity Fund.



      Pursuant to Section 10.1 of the Declaration, this redesignation  of series of  Shares  shall  be  effective  upon  the  filing  of this instrument with the

Secretary of State of The Commonwealth of Massachusetts.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of September 11, 2013 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned in accordance with Section 9.3(a) of the Declaration.


ROBERT E. BUTLER
Robert E. Butler
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


MAUREEN R. GOLDFARB
Maureen R. Goldfarb
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


DAVID H. GUNNING
David H. Gunning
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


WILLIAM R. GUTOW
William R. Gutow
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


MICHAEL HEGARTY
Michael Hegarty
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


JOHN P. KAVANAUGH
John P. Kavanaugh
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


ROBERT J. MANNING
Robert J. Manning
MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


J. DALE SHERRATT
J. Dale Sherratt
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


LAURIE J. THOMSEN
Laurie J. Thomsen
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


ROBERT W. UEK
Robert W. Uek
c/o MFS Investment Management
111 Huntington Avenue
Boston, MA 02199


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